Exhibit 99

Gentherm Initiates $60 Million Accelerated Share Repurchase

Stock Repurchase Authorization Extended until June 2024

NORTHVILLE, Michigan, November 2, 2023 /Global Newswire/ — Gentherm (NASDAQ:THRM), the global market leader of innovative thermal management and pneumatic comfort technologies for the automotive industry and a leader in medical patient temperature management systems, today announced that it has entered into an accelerated share repurchase agreement (ASR) with Bank of America, N.A. to repurchase an aggregate of $60 million of Gentherm’s common shares. The agreement was entered pursuant to the Company’s previously announced stock repurchase program. The Board of Directors authorized an extension of the stock repurchase program through June 30, 2024, which had approximately $97 million remaining as of October 31, 2023.

The Company will initially receive approximately 1.22 million common shares. The final number of shares to be repurchased will be based on the volume-weighted average price of Gentherm’s common shares during the term of the transaction, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR. The final settlement of the transactions under the ASR is expected to occur no later than the second quarter of 2024.

“I am pleased to announce our $60 million ASR, which reflects the strength of our balance sheet, cash flow generation and ample liquidity, as well as management and our Board’s continued confidence in our ability over time to grow faster than automotive production while improving profitability,” said Matteo Anversa, Executive Vice President and CFO. “Returning capital to our shareholders through stock repurchase programs while simultaneously investing in our strategic growth drivers, is consistent with our capital allocation strategy and commitment to increasing shareholder value.”

Investor Contact

Yijing Brentano

investors@gentherm.com

248.308.1702

Media Contact

Melissa Fischer

media@gentherm.com

248.289.9702

About Gentherm

Gentherm (NASDAQ: THRM) is the global market leader of innovative thermal management and pneumatic comfort technologies for the automotive industry and a leader in medical patient temperature management systems. Automotive products include variable temperature Climate Control Seats, heated automotive interior systems (including heated seats, steering wheels, armrests and other components), battery performance solutions, cable systems, lumbar and massage comfort solutions, valve system technologies, and other electronic devices. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has more than 14,000 employees in facilities in the United States, Germany, China, Czech Republic, Hungary, Japan, Malta, Mexico, North Macedonia, South Korea, United Kingdom, Ukraine, and Vietnam. For more information, go to www.gentherm.com.

Forward-Looking Statements

Except for historical information contained herein, statements in this release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this release are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, significant risks and uncertainties (some of which are beyond our control) and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including but not limited to:

•	macroeconomic, geopolitical and similar global factors on the cyclical Automotive industry;

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the production levels of our major customers and OEMs in our key markets and sudden fluctuations in such production levels, in particular with respect to models for which we supply significant amounts of product;

•	our ability to integrate our recent acquisitions and realize synergies, as well as to consummate additional strategic acquisitions, investments and exits;

•	our implementation activities to execute our long-term strategy of Fit-for-Growth 2.0, including profitability improvement and cost reductions;

•	our ability to effectively manage new product launches and research and development;

•	increasing competition, including with non-traditional entrants;

•	the ongoing supply-constrained environment, including raw material and component shortages, manufacturing disruptions and delays, logistics challenges, inflationary and other cost pressures;

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the impact of our global operations, including our global supply chain, operations within Ukraine, economic and trade policies by various jurisdictions, and foreign currency risk and foreign exchange exposure;

•	our business in China, which is subject to unique operational, competitive, regulatory and economic risks;

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a tightening labor market, labor shortages or work stoppages impacting us, our customers or our suppliers, including the potential impact of ongoing and future labor strikes among certain OEMs and suppliers;

•	our achievement of product cost reductions to offset customer-imposed price reductions or other pricing pressures;

•	any security breaches and other disruptions to our information technology networks and systems, as well as privacy, data security and data protection risks;

•	our product quality and safety;

•	the evolution of the automotive industry towards electric vehicles, autonomous vehicles and mobility on demand services, and related consumer behaviors and preferences;

•	the development of and market acceptance of our existing and future products;

•	our borrowing availability under our revolving credit facility, as well as our ability to access the capital markets, to support our planned growth;

•	our indebtedness and compliance with our debt covenants;

•	the effects of climate change and catastrophic events, as well as regulatory and stakeholder-imposed requirements to address climate change and other sustainability issues;

•	our efforts to optimize our global supply chain and manufacturing footprint;

•	our ability to project future sales volume based on third-party information, based on which we manage our business;

•	our ability to convert new business awards into product revenues;

•	any loss or insolvency of our key customers and OEMs, or key suppliers;

•	risks associated with our manufacturing processes;

•	the extensive regulation of our patient temperature management business;

•	the protection of our intellectual property in certain jurisdictions;

•	our compliance with anti-corruption laws and regulations; and

•	legal and regulatory proceedings and claims involving us or one of our major customers.

The foregoing risks should be read in conjunction with the Company’s reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, with reasonable frequency, we have entered into business combinations, acquisitions, divestitures, strategic investments and other significant transactions. Such forward-looking statements do not include the potential impact of any such transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.